UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒        Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

CEPHEID

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No Fee Required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

CEPHEID

904 Caribbean Drive

Sunnyvale, California 94089

SUPPLEMENT TO PROXY STATEMENT

This Supplement provides updated information for Cepheid’s definitive proxy statement, filed with the Securities and Exchange Commission on October 7, 2016 (the “Proxy Statement”), which was previously provided, or made available, to Cepheid’s shareholders. Other than the change described below, there are no other revisions to the Proxy Statement.

On October 24, 2016, Cepheid filed with the Securities and Exchange Commission a Current Report on Form 8-K providing additional information regarding governmental approvals required as a closing condition to the proposed acquisition of Cepheid by Danaher Corporation. The Current Report is attached hereto as Exhibit A.

Exhibit A

Form 8-K

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

October 24, 2016

Date of Report (Date of earliest event reported)

CEPHEID

(Exact name of Registrant as specified in its charter)

California	000-30755	77-0441625
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

904 Caribbean Drive, Sunnyvale, CA 94089

(Address of principal executive offices) (Zip Code)

(408) 541-4191

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Regulatory Update

As previously disclosed, on September 2, 2016, Cepheid, a California corporation (“Cepheid”), Danaher Corporation, a Delaware corporation (“Parent”), and Copper Merger Sub, Inc., a California corporation and a wholly-owned subsidiary of Parent (“Merger Sub”), entered into an Agreement and Plan of Merger (“Merger Agreement”). Pursuant to the terms of the Merger Agreement, and subject to the conditions thereof, including the approval of the Merger Agreement, the Merger and the principal terms thereof by Cepheid’s shareholders, Merger Sub will merge with and into Cepheid, and Cepheid will become a wholly-owned subsidiary of Parent (the “Merger”).

On October 24, 2016, Cepheid issued a press release announcing that antitrust clearances have been received or the requisite waiting periods have expired, as applicable, in the United States, Germany, Austria and South Africa, which comprise all of the governmental approvals required as a closing condition pursuant to the Merger Agreement. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Forward Looking Statements

This report contains forward-looking statements that are not purely historical regarding Cepheid’s or its management’s intentions, beliefs, expectations and strategies for the future, including those relating to the closing of the Merger. Because such statements deal with future events, they are subject to various risks and uncertainties, and actual results could differ materially from Cepheid’s current expectations. Factors that could cause actual results to differ materially include risks and uncertainties such as those relating to the ability of the parties to complete the Merger and obtaining Cepheid shareholder approval. Readers should also refer to the section entitled “Risk Factors” in Cepheid’s Annual Report on Form 10-K, its most recent Quarterly Report on Form 10-Q, and its other reports filed with the Securities and Exchange Commission.

All forward-looking statements included in this release are made as of the date of this press release, based on information currently available to Cepheid, and Cepheid assumes no obligation to update any such forward-looking statement or reasons why results may differ.

Additional Information About the Merger

In connection with the proposed Merger, Cepheid filed a definitive proxy statement with the Securities Exchange Commission (“SEC”) on October 7, 2016. The definitive proxy statement has been mailed to Cepheid shareholders and contains important information about the proposed merger and related matters. CEPHEID SHAREHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT CAREFULLY BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED MERGER BECAUSE IT CONTAINS IMPORTANT INFORMATION ABOUT THE MERGER AND THE PARTIES TO THE MERGER. Cepheid shareholders are advised that they may obtain free copies of the definitive proxy statement filed by Cepheid with the SEC on the SEC’s website at http://www.sec.gov. In addition, free copies of the definitive proxy statement may be obtained from Cepheid’s website at http://ir.cepheid.com/ or from Cepheid by written request to Investor Relations, 904 Caribbean Drive, Sunnyvale, CA 94089.

Danaher, Cepheid and their respective directors, executive officers and other members of their management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Cepheid shareholders in connection with the proposed merger. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of certain of Danaher’s executive officers and directors in the solicitation by reading Danaher’s most recent Annual Report on Form 10-K, which was filed with the SEC on February 24, 2016 and the proxy statement and other relevant materials filed with the SEC when they become available. Information concerning the interests of Cepheid’s participants in the solicitation, which may, in some cases, be different than those of Cepheid’s shareholders generally, are set forth in the definitive proxy statement relating to the merger.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Exhibit Title

99.1	Press release dated October 24, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CEPHEID

Date: October 24, 2016	By:	/s/ Dan Madden
		Name:	Dan Madden
		Title:	Executive Vice President, Chief Financial Officer

Exhibit List

Exhibit No.	Exhibit Title

99.1	Press release dated October 24, 2016.

Exhibit 99.1

For Cepheid Media & Investor Inquiries: Jacquie Ross, CFA +1 408-400-8329 corporate.communications@cepheid.com

CEPHEID ANNOUNCES RECEIPT OF REQUIRED REGULATORY CLEARANCES IN PROPOSED ACQUISITION BY DANAHER CORPORATION

SUNNYVALE, CALIF. – October 24, 2016— Cepheid (NASDAQ: CPHD) today announced that antitrust clearances have been received or the requisite waiting periods have expired, as applicable, in the United States, Germany, Austria and South Africa, which comprise all of the governmental approvals required as a closing condition pursuant to the merger agreement executed in connection with the proposed acquisition of Cepheid by Danaher Corporation.

As previously disclosed, on September 2, 2016, Cepheid, Danaher Corporation (“Parent”), and Copper Merger Sub, Inc., a wholly-owned subsidiary of Parent (“Merger Sub”), entered into an Agreement and Plan of Merger (“Merger Agreement”). Pursuant to the terms of the Merger Agreement, and subject to the conditions thereof, Merger Sub will merge with and into Cepheid, and Cepheid will become a wholly-owned subsidiary of Parent (the “Merger”).

Cepheid is scheduled to hold a special meeting of its shareholders on November 4, 2016 to consider and vote upon the approval of the Merger Agreement, Merger and the principal terms thereof, as well as other matters related to the Merger.

About Cepheid

Based in Sunnyvale, Calif., Cepheid (Nasdaq: CPHD) is a leading molecular diagnostics company that is dedicated to improving healthcare by developing, manufacturing, and marketing accurate yet easy-to-use molecular systems and tests. By automating highly complex and time-consuming manual procedures, the company’s solutions deliver a better way for institutions of any size to perform sophisticated genetic testing for organisms and genetic-based diseases. Through its strong molecular biology capabilities, the company is focusing on those applications where accurate, rapid, and actionable test results are needed most, such as managing infectious diseases and cancer. For more information, visit www.cepheid.com.

Forward Looking Statements

This press release contains forward-looking statements that are not purely historical regarding Cepheid’s or its management’s intentions, beliefs, expectations and strategies for the future, including those relating to the closing of the Merger. Because such statements deal with future events, they are subject to various risks and uncertainties, and actual results could differ materially from Cepheid’s current expectations. Factors that could cause actual results to differ materially include risks and uncertainties such as those relating to the ability of the parties to complete the Merger and obtaining Cepheid shareholder approval. Readers should also refer to the section entitled “Risk Factors” in Cepheid’s Annual Report on Form 10-K, its most recent Quarterly Report on Form 10-Q, and its other reports filed with the Securities and Exchange Commission.

All forward-looking statements included in this release are made as of the date of this press release, based on information currently available to Cepheid, and Cepheid assumes no obligation to update any such forward-looking statement or reasons why results may differ.

Additional Information About the Merger

In connection with the proposed merger, Cepheid filed a definitive proxy statement with the Securities Exchange Commission (“SEC”) on October 7, 2016. The definitive proxy statement has been mailed to Cepheid shareholders and contains important information about the proposed merger and related matters. CEPHEID SHAREHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT CAREFULLY BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED MERGER BECAUSE IT CONTAINS IMPORTANT INFORMATION ABOUT THE MERGER AND THE PARTIES TO THE MERGER. Cepheid shareholders are advised that they may obtain free copies of the definitive proxy statement filed by Cepheid with the SEC on the SEC’s website at http://www.sec.gov. In addition, free copies of the definitive proxy statement may be obtained from Cepheid’s website at http://ir.cepheid.com/ or from Cepheid by written request to Investor Relations, 904 Caribbean Drive, Sunnyvale, CA 94089.

Danaher, Cepheid and their respective directors, executive officers and other members of their management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Cepheid shareholders in connection with the proposed merger. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of certain of Danaher’s executive officers and directors in the solicitation by reading Danaher’s most recent Annual Report on Form 10-K, which was filed with the SEC on February 24, 2016 and the proxy statement and other relevant materials filed with the SEC when they become available. Information concerning the interests of Cepheid’s participants in the solicitation, which may, in some cases, be different than those of Cepheid’s shareholders generally, are set forth in the definitive proxy statement relating to the merger.

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